UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Old Bayshore Highway,
Suite 400

Burlingame, California 94010

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 14, 2021 (the “Meeting”), the stockholders of Innoviva, Inc. (“Innoviva”) elected six members to our board of directors, each for a one-year term expiring at the annual meeting of stockholders in 2022, as follows:

Members	Number of Shares Voted For	Number of Shares Voted Against or Abstained	Broker Non-Votes
George W. Bickerstaff, III	47,088,853	36,695,268	7,011,622
Deborah L. Birx, M.D.	81,596,391	2,187,730	7,011,622
Mark DiPaolo, Esq.	45,790,536	37,993,585	7,011,622
Jules Haimovitz	47,911,176	35,872,945	7,011,622
Odysseas D. Kostas, M.D.	45,794,740	37,989,381	7,011,622
Sarah Schlesinger, M.D.	46,922,520	36,861,601	7,011,622

At the Meeting, our stockholders next approved on a non-binding advisory basis, Innoviva’s 2020 executive compensation (the “Say-on-Pay Proposal”). The vote for such approval was 48,107,045 shares for, 35,542,106 shares against, 134,970 shares abstaining, and 7,011,622 shares of broker non-votes.

Also at the Meeting, our stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The vote for such ratification was 90,493,218 shares for, 263,535 shares against, 38,990 shares abstaining and no broker non-votes.

With respect to the vote of our directors (other than Dr. Birx) and the Say-On-Pay Proposal, the voting result was affected by GlaxoSmithKline plc (“GSK”) voting “Against” each proposal. GSK owns approximately 32% of Innoviva’s outstanding common stock. If GSK’s votes were excluded, the votes “For” Innoviva’s directors (other than Dr. Birx) represented between approximately 89% and 93% of the votes by our stockholders cast, and the vote “For” the Say-on-Pay Proposal represented approximately 93% of the votes cast (in each case with broker non-votes disregarded and abstentions counted as votes “Against”). In addition to the support of Innoviva’s shareholders other than GSK, both Glass Lewis and Institutional Shareholder Services recommended that its clients vote “For” each of our directors and “For” the Say-on-Pay Proposal.

For more information related to our relationship with GSK, please refer to the Risk Factors described in our Annual Report on Form 10-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: May 20, 2021	By:	/s/ Pavel Raifeld
Pavel Raifeld
Chief Executive Officer